UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to The Securities Exchange Act

Date of Report (Date of earliest event reported) February 2, 2024

YASHENG GROUP
(Exact name of registrant as specified in its charter)

Colorado	000-31899	33-0788293
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Address: 2245 Fortune Dr # C, San Jose, CA 95131	730000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

Tel: (510) 860-4685

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HERB	OTC Markets

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 2 2024, Yasheng Group., a Colorado corporation (“HERB”) resolved that Manny Pacquiao serve as the corporation’s Chairman of the Board of Directors concerning all operations in the Philippines. Also it was resolved on that day that Oliver Pauya serve as a Director of Yasheng Group.

Pacquiao’s acceptance speech can be viewed here: https://www.yashenggroup.com/news.htm

Manny Pacquiao

Emmanuel Dapidran Pacquiao, known by the moniker "PacMan," was born on December 17, 1978, and has made a significant mark both as a politician and a retired boxer in the Philippines. Celebrated as one of the all-time boxing greats, Pacquiao has also contributed to his country's legislative processes, serving as a senator from 2016 until 2022.

Renowned for being the sole boxer to secure world championships in eight different divisions, Pacquiao has amassed twelve major world titles throughout his illustrious career. He stands out as the inaugural boxer to claim the lineal championship across five distinct weight categories, to win major titles in four of the prestigious "glamour divisions" (including flyweight, featherweight, lightweight, and welterweight), and uniquely, to maintain world championships over four decades (the 1990s through the 2020s). In 2019, at forty years old, he set a record as the oldest welterweight world champion and became the first to be recognized as a four-time welterweight champion following his victory over Keith Thurman for the WBA (Super) welterweight title. By 2015, Pacquiao's pay-per-view fights had generated $1.2 billion, and Forbes listed him as one of the highest-earning athletes, securing the second spot in 2012 and 2015 and ranking eighth for the decade of the 2010s.

Pacquiao ventured into politics in 2010, initially serving as Sarangani's representative before being elected as a senator. In 2020, he took leadership of the PDP–Laban party.

Beyond his political and boxing careers, Pacquiao has engaged in various activities, including coaching and playing for the Kia/Mahindra team in the Philippine Basketball Association for three seasons and founding the semi-professional Maharlika Pilipinas Basketball League. His ventures into entertainment and music have also been noteworthy, with appearances in movies, TV shows, and success in the music industry, evidenced by his PARI-certified platinum albums and singles. A notable highlight includes his performance of "Sometimes When We Touch," which reached number 19 on Billboard's Adult Contemporary chart in the US after appearing on Jimmy Kimmel Live!. Pacquiao is also recognized for his work as an Evangelical Christian preacher, philanthropist, and entrepreneur.

As of 2024, Manny Pacquiao remains an influential figure in boxing, with ambitions to compete in the 2024 Paris Olympics, aiming for a gold medal for the Philippines at age 45. His team is in talks with the Philippine Olympic Committee to explore qualification possibilities. Additionally, he plans to return to the ring for two major fights in 2024, including a much-anticipated rematch with Floyd Mayweather, promising another landmark event in boxing history. These endeavors underscore Pacquiao's ongoing impact and popularity in the sporting world.

Beyond his careers in boxing, politics, and entertainment, he has ventured into various business endeavors, showcasing his entrepreneurial spirit. Pacquiao's business interests span a wide range, including:

Sports: He founded the Maharlika Pilipinas Basketball League (MPBL), a semi-professional basketball league in the Philippines, which highlights his investment in sports beyond boxing.

Entertainment and Media: He has produced films and music, contributing to the entertainment industry in the Philippines. His involvement in media also extends to his appearances on television shows and in movies, though these also align with his status as a public figure.

Retail and Merchandising: Pacquiao has launched merchandise lines and has been involved in branding efforts that capitalize on his fame and image.

Real Estate: Like many athletes and public figures, he has invested in real estate, which is a common avenue for entrepreneurial efforts.

Philanthropy: Although not a business venture in the traditional sense, Pacquiao's philanthropic efforts are substantial. He has established and supported various charitable organizations and initiatives, which, while primarily aimed at giving back to the community, also involve significant organizational and financial management.

Through these activities and more, Manny Pacquiao demonstrates a keen interest in business and entrepreneurship, leveraging his fame, wealth, and networks to pursue ventures across different sectors.

Oliver Sumblingo Pauya

Educational Background

●	Graduate of Bachelors Degree in Criminology at Holy Trinity College, General Santos City 1989-1999

●	Criminology Licensure Exam Passer

March 25, 2000

●	President of Criminology Department

1996-1997

●	Police Intern Commander

1996-1997

●	Graduate of Master in Public Administration at University of the Visayas

2011-2012

Professional Background

●	Entered Philippine National Police as Police Non-Commissioned Officer

September 16, 1997

●	Vice-President of Public Safety Basic Recruit Course

1997

●	Became Police Commissioned Officer thru Lateral Entry

2010

●	President of Officers Basic Course

2010

●	Member of Bomb Disposal and K9 Unit

2011-2014

●	Chief of Police Station 5

January 2014-February 2016

●	Deputy of City Intelligence Branch

February-July 2016

●	Chief of City Drug Enforcement Unit

July 2016-May 2017

●	Assistant Force Commander of City Mobile Force Company

2018-2023

●	Acting Chief of Traffic Enforcement Unit

July 2023-Present

Trainings/Schoolings/Seminars

●	Public Safety Basic Recruit Course

1997-1998

●	Public Safety Junior Leadership Course

2001

●	Officer Basic Course

2010

●	Assistant instructor of Post Blast Investigation Course

2014

●	Officers Advance Course

2017

Other Backgrounds

●	Consultant of Pacquiao Group and Company

2018-Present

●	Business Consultant of Gretz and Paul Corporation

2019-Present

This report contains forward-looking information, as that term is defined under the Exchange Act, including information regarding purchases by the Company of its common stock pursuant to any Rule 10b5-1 trading plans. By their nature, forward-looking information and statements are subject to risks, uncertainties, and contingencies, including changes in price and volume and the volatility of the Company’s common stock; adverse developments affecting either or both of prices and trading of OTC securities, including securities listed on the OTC Markets; and unexpected or otherwise unplanned or alternative requirements with respect to the capital investments of the Company. The Company does not undertake to update any forward looking statements or information, including those contained in this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YaSheng Group

February 12, 2024	By:	/s/ Huirong Zhang

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